UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

Prothena Corporation plc

(Exact name of registrant as specified in its charter)

Ireland

(State or other jurisdiction

of incorporation)

001-35676	Not Applicable
(Commission File Number)	(IRS Employer Identification Number)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 837-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2013, the Compensation Committee of the Board of Directors of Prothena Corporation plc (“Parent”) approved and adopted certain key terms of severance and change in control policies (the “Severance Policies”) for Prothena Biosciences Inc, an indirect wholly-owned subsidiary of Parent (the “Company”) under which eligible employees of the Company, including (i) employees hired after the adoption of the Severance Policies and (ii) beginning on January 1, 2014, employees of the Company previously employed by Elan Corporation, plc (“Elan”) and employed by the Company in connection with the spin-off of Parent’s business from Elan, are entitled to certain severance and change in control benefits, including the following:

Termination Not in Connection With a Change in Control

Lump Sum Cash Payments Not in Connection With a Change in Control. In the event of a qualifying termination that occurs outside of the 24 month period commencing on the consummation of a change in control (as shall be defined in the Severance Policies), the Company will pay the following lump sum cash payments:

Title	Amount
Chief Executive Officer (Dr. Dale Schenk)	(i) 150% of the employee’s annual base salary as of the date of termination (ii) 100% of the employee’s annual target bonus
Leadership I (includes Dr. Gene Kinney, Chief Scientific Officer and Head of Research and Development)	(i) 100% of the employee’s annual base salary as of the date of termination (ii) 100% of the employee’s annual target bonus
Leadership II (includes Dr. Tara Nickerson, Head of Corporate and Business Development)	100% of the employee’s annual base salary as of the date of termination
Management (includes John Randall Fawcett, Controller)	The greater of (i) 50% of the employee’s annual base salary as of the date of termination or (ii) two weeks’ portion of the employee’s annual base salary as of the date of termination for each year of service to the Company, subject to a cap of 100% of the employee’s annual base salary as of the date of termination

Acceleration of Equity Vesting Not in Connection With a Change in Control. In the event of a qualifying termination that occurs outside of the 24 month period commencing on the consummation of a change in control, each outstanding equity award held by a terminated employee shall accelerate in vesting as follows:

Title	Acceleration
Chief Executive Officer (Dr. Dale Schenk)	That number of shares that would have vested had such employee continued employment for the 18 month period immediately following the date of termination.
Leadership I (includes Dr. Gene Kinney, Chief Scientific Officer and Head of Research and Development)	That number of shares that would have vested had such employee continued employment for the 12 month period immediately following the date of termination.
Leadership II (includes Dr. Tara Nickerson, Head of Corporate and Business Development)
Management (includes John Randall Fawcett, Controller)	None.

Termination in Connection With a Change in Control

Lump Sum Cash Payments in Connection With a Change in Control. In the event of a qualifying termination that occurs within the 24 month period commencing on the consummation of a change in control, the Company will pay the following lump sum cash payments:

Title	Amount
Chief Executive Officer (Dr. Dale Schenk)	(i) 250% of the employee’s annual base salary as of the date of termination (ii) 250% of the employee’s annual target bonus
Leadership I (includes Dr. Gene Kinney, Chief Scientific Officer and Head of Research and Development)	(i) 150% of the employee’s annual base salary as of the date of termination (ii) 150% of the employee’s annual target bonus
Leadership II (includes Dr. Tara Nickerson, Head of Corporate and Business Development)	150% of the employee’s annual base salary as of the date of termination
Management (includes John Randall Fawcett, Controller)	Same as the lump sum cash payment not in connection with a change in control.

Acceleration of Equity Vesting in Connection With a Change in Control. In the event of a qualifying termination that occurs within the 24 month period commencing on the consummation of a change in control, each outstanding equity award held by a terminated employee shall accelerate in vesting as follows:

Title	Acceleration
Chief Executive Officer (Dr. Dale Schenk)
Leadership I (includes Dr. Gene Kinney, Chief Scientific Officer and Head of Research and Development)
Leadership II (includes Dr. Tara Nickerson, Head of Corporate and Business Development)	100% of then unvested shares
Management (includes John Randall Fawcett, Controller)

Additional Severance Benefits

Benefits Continuation. In the event of a qualifying termination, terminated employees shall be entitled, at their election, to receive continued healthcare coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for which the Company will directly pay, or reimburse for, the portion of the COBRA premiums for such terminated employees and their covered dependents that exceeds the amount of such premium an active employee would be required to pay during the period commencing on the termination of employment and ending upon the earliest of (X) the applicable period set forth below, (Y) the date that a terminated employee and/or their covered dependents, as applicable, become no longer eligible for COBRA or (Z) the date a terminated employee becomes eligible to receive healthcare coverage from a subsequent employer:

Title	Benefits Continuation
Chief Executive Officer (Dr. Dale Schenk)	The 18 month anniversary of the date of termination.
Leadership I (includes Dr. Gene Kinney, Chief Scientific Officer and Head of Research and Development)	The 12 month anniversary of the date of termination.
Leadership II (includes Dr. Tara Nickerson, Head of Corporate and Business Development)
Management (includes John Randall Fawcett, Controller)	The six month anniversary of the date of termination.

Career Transition Assistance. In the event of a qualifying termination, terminated employees commencing a career transition assistance program sponsored or arranged for by the Company within 60 days following the date of termination shall be entitled to the Company paying for such program for the applicable period set forth below:

Title	Career Transition
Chief Executive Officer (Dr. Dale Schenk)	12 months from the date of termination.
Leadership I (includes Dr. Gene Kinney, Chief Scientific Officer and Head of Research and Development)
Leadership II (includes Dr. Tara Nickerson, Head of Corporate and Business Development)
Management (includes John Randall Fawcett, Controller)	Nine months from the date of termination.

The foregoing terms of the Severance Policies do not modify the benefits provided to Dr. Dale Schenk, President and Chief Executive Officer of the Company, pursuant to Dr. Schenk’s employment agreement with the Company, as disclosed in Parent’s Current Report on Form 8-K filed with the SEC on January 25, 2013, except that a qualifying termination that occurs within the 24 month period commencing on the consummation of a change in control, rather than the 12 month period provided for in Dr. Schenk’s agreement, shall be considered a termination in connection with a change in control. Except for such 24 month period with respect to Dr. Schenk, the foregoing terms will not take effect with respect to the officers named herein until January 1, 2014, pursuant to the terms of the Severance Policies.

The preceding description of the Severance Policies is intended only as a summary and is qualified in its entirety by reference to the full terms of such policies, which shall be filed as exhibits to Parent’s Annual Report on Form 10-K for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2013	PROTHENA CORPORATION PLC

	By:	/s/ Dale B. Schenk
	Name:	Dale B. Schenk
	Title:	Chief Executive Officer